Jackson Square Large-Cap Growth Fund
Schedule of Investments
as of January 31, 2024 (Unaudited)

COMMON STOCKS - 99.1%	Shares	Value
Communication Services - 4.2%
Alphabet - Class A(a)	63,689	$8,922,829

Consumer Discretionary - 9.8%
Amazon.com(a)	104,116	16,158,803
NIKE - Class B	44,604	4,528,644
		20,687,447

Financials - 20.3%
CME Group	44,313	9,121,388
KKR & Co.	62,515	5,412,549
Mastercard - Class A	24,718	11,104,067
S&P Global	15,923	7,139,077
Visa - Class A	36,644	10,013,339
		42,790,420

Health Care - 14.8%
Danaher	20,676	4,960,379
Edwards Lifesciences(a)	82,273	6,455,962
Eli Lilly & Co.	5,410	3,492,750
Intuitive Surgical(a)	15,408	5,827,614
IQVIA Holdings(a)	18,116	3,772,295
Veeva Systems - Class A(a)	32,405	6,721,121
		31,230,121

Industrials - 16.9%
Boeing(a)	34,088	7,193,932
Canadian Pacific Kansas City	102,707	8,264,832
Copart(a)	95,670	4,595,987
Uber Technologies(a)	119,724	7,814,385
Waste Management	42,324	7,856,604
		35,725,740

Information Technology - 29.1%(b)
Advanced Micro Devices, Inc.(a)	40,363	6,768,471
Datadog - Class A(a)	24,956	3,105,525
Microsoft	67,962	27,020,332
NVIDIA	19,804	12,184,807
ServiceNow(a)	10,509	8,043,589
Workday - Class A(a)	14,681	4,273,199
		61,395,923

Materials - 4.0%
Corteva	75,019	3,411,864
Linde PLC	12,518	5,067,662
		8,479,526
TOTAL COMMON STOCKS (Cost $145,339,614)		209,232,006

TOTAL INVESTMENTS - 99.1% (Cost $145,339,614)		$209,232,006
Money Market Deposit Account - 1.1%(c)		2,286,395
Liabilities in Excess of Other Assets - (0.2)%		(359,779)
TOTAL NET ASSETS - 100.0%		$211,158,622

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily.
The rate as of January 31, 2024 was 3.27%.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of January 31, 2024:

Jackson Square Large-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$209,232,006	$–	$–	$209,232,006
Total Investments	$209,232,006	$–	$–	$209,232,006

Refer to the Schedule of Investments for industry classifications.